UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 1, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  Entry into a Material Definitive Agreement.

       Effective May 1, 2005, a subordinated promissory note issued by Ameren Energy Generating Company (“Genco”), an indirect subsidiary of Ameren Corporation (“Ameren”), to Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), a direct subsidiary of Ameren, as consideration for CIPS’ transfer of its electric generating assets and related liabilities to Genco on May 1, 2000, was amended to extend its maturity from May 1, 2005 to May 1, 2010. A brief description of the terms and conditions of the amended promissory note is included under Item 2.03 below and the text of the amended note dated as of May 1, 2005 is included as Exhibit 4.1.

        On May 2, 2005, the following material definitive agreements were entered into in conjunction with the intercompany asset transfers discussed under Item 8.01 below:

•
An asset transfer agreement among Ameren and its subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”) and CIPS, providing for the transfer by UE of its Illinois-based electric and natural gas utility businesses to CIPS (the “UE Illinois Asset Transfer Agreement”). A brief description of the terms and conditions of the UE Illinois Asset Transfer Agreement is included under Item 8.01 below and the text of the agreement dated as of May 2, 2005 is included as Exhibit 10.1.

•
A subordinated promissory note issued by CIPS to UE pursuant to the terms of the UE Illinois Asset Transfer Agreement. A brief description of the terms and conditions of this promissory note is included under Item 2.03 below and the text of the note dated as of May 2, 2005 is included as Exhibit 4.2.

•
An asset transfer agreement between Genco and UE, providing for the transfer by Genco of its 232 megawatt combustion turbine electric generating station located in Kinmundy, Illinois, to UE. A brief description of the terms and conditions of this asset transfer agreement is included under Item 8.01 below and the text of the agreement dated as of May 2, 2005 is included as Exhibit 10.2.

•
An asset transfer agreement between Genco and UE, providing for the transfer by Genco of its 320 megawatt combustion turbine electric generating station located in Pinckneyville, Illinois, to UE. A brief description of the terms and conditions of this asset transfer agreement is included under Item 8.01 below and the text of the agreement dated as of May 2, 2005 is included as Exhibit 10.3

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On May 1, 2000, Genco issued to CIPS a subordinated promissory note in the principal amount of approximately $552 million (the “Original Genco Note”) as consideration for CIPS’ transfer of its electric generating assets and related liabilities to Genco on that date. The asset transfer agreement between CIPS and Genco, dated as of May 1, 2000, was filed as Exhibit 10 to CIPS Form 10-Q for the quarterly period ended June 30, 2000. The Original Genco Note had a 7 percent interest rate, a 10-year amortization schedule and a maturity date of May 1, 2005. The Original Genco Note was subordinated to all senior debt of Genco. As of April 30, 2005, the principal amount outstanding under the Original Genco Note was approximately $249 million. Effective May 1, 2005, Genco amended certain terms of the Original Genco Note by the issuance to CIPS of an amended and restated subordinated promissory note (Exhibit 4.1 hereto) in the principal amount of approximately $249 million with an interest rate of 7.125 percent per annum, a 5-year amortization schedule and a maturity date of May 1, 2010 and with terms of subordination identical to the Original Genco Note.

        On May 2, 2005, pursuant to the terms of the UE Illinois Asset Transfer Agreement (Exhibit 10.1 hereto), CIPS issued to UE a subordinated promissory note (Exhibit 4.2 hereto) in the principal amount of approximately $69 million as consideration for approximately 50 percent of the transferred assets. The subordinated promissory note bears interest at 4.70 percent per annum and has a 10-year amortization schedule and a maturity date of May 2, 2010. With the consent of UE, CIPS may prepay the promissory note in whole or in part without premium or penalty. The promissory note is subordinated to all senior debt of CIPS. A brief description of the transaction is included under Item 8.01 below.

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events.

        On May 2, 2005, following the receipt of all required regulatory approvals, UE completed the transfer of its Illinois-based electric and natural gas utility businesses, including its Illinois-based distribution assets, certain of its transmission assets and approximately 100 employees, at an estimated net book value of $138 million, to its affiliate, CIPS. Under the terms of the UE Illinois Asset Transfer Agreement (Exhibit 10.1 hereto), the net book value will be adjusted within 60 days after the May 2 closing to reflect the actual net book value of the transferred assets as of the closing date. UE’s electric generating facilities and a certain insignificant amount of its electric transmission and communications facilities in Illinois were not part of the transfer. Pursuant to the UE Illinois Asset Transfer Agreement, UE transferred 50 percent of the assets directly to CIPS in consideration for a CIPS subordinated promissory note in the principal amount of approximately $69 million (discussed under Item 2.03 above) and 50 percent of the assets by means of a dividend in kind to Ameren, followed by a capital contribution by Ameren to CIPS. With the completion of this transfer, UE no longer operates as a public utility subject to Illinois Commerce Commission regulation and limits its public utility operations exclusively to the state of Missouri.

        Also on May 2, 2005, following the receipt of all required regulatory approvals, Genco completed the transfer to UE of its 232 megawatt combustion turbine electric generating station located in Kinmundy, Illinois, for an estimated net book value of $91 million, and its 320 megawatt combustion turbine electric generating station located in Pinckneyville, Illinois, for an estimated net book value of $150 million. Under the terms of each asset transfer agreement (Exhibits 10.2 and 10.3 hereto), the net book value will be adjusted within 90 days after the closing to reflect the actual net book value of the transferred assets as of the closing date. The transfer of these electric generating assets satisfies the remainder of UE’s commitment under its 2002 Missouri electric rate case settlement to add 700 megawatts of generation capacity by June 30, 2006. UE added 240 megawatts of generation capacity in 2002 in partial satisfaction of this commitment.

        For additional information, reference is made to the press release dated May 2, 2005, which is included as Exhibit 99.1 and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)        Exhibits

4.1	Amended and Restated Genco Subordinated Promissory Note, dated as of May 1, 2005.
4.2	CIPS Subordinated Promissory Note, dated as of May 2, 2005.
10.1	UE Illinois Asset Transfer Agreement among Ameren, UE and CIPS, dated as of May 2, 2005.
10.2	Asset Transfer Agreement related to Kinmundy Generation Station between Genco and UE, dated as of May 2, 2005.
10.3	Asset Transfer Agreement related to Pinckneyville Generation Station between Genco and UE, dated as of May 2, 2005.
99.1	Press Release, dated May 2, 2005.

        This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company and Ameren Energy Generating Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: May 2, 2005